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                                                                    EXHIBIT 32.1

                          CEO CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

            In connection with the Quarterly Report of Eyetech Pharmaceuticals, Inc., a Delaware corporation (the "Company"), on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, David R. Guyer, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), that to my knowledge:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ David R. Guyer, M.D.
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David R. Guyer, M.D.
Chief Executive Officer
May 12, 2004